Supplement dated February 21, 2023
to the Statement of Additional Information (SAI), dated November 23, 2022, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Select Mid Cap Growth Fund
Variable Portfolio (VP) - Partners International Value Fund
Effective immediately, the information for Thompson, Siegel & Walmsley LLC (TSW), under the “Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates" table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to VP – Partners International Value Fund is hereby superseded and replaced with the following:
V – TSW, located at 6641 West Broad Street, Suite 600, Richmond, VA, is a Delaware limited liability company and an indirect, wholly-owned subsidiary of Perpetual Limited and a direct subsidiary of Pendal (USA) Inc.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to VP – Select Mid Cap Growth Fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2021, unless otherwise noted
VP – Select Mid Cap Growth Fund	Daniel Cole	5 RICs 2 PIVs 160 other accounts	$10.08 billion $144.66 million $57.30 million	None	Columbia Management	Columbia Management
	Wayne Collette(h)	2 RICs 1 PIV 135 Other accounts	$1.81 billion $106.82 million $22.91 million	None
	Dana Kelley(h)	2 RICs 1 PIV 129 Other accounts	$1.81 billion $106.82 million $17.37 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2023.
The rest of the section remains the same.
Effective immediately, references to Columbia Wanger Asset Management, LLC (Columbia WAM), in the “Glossary” in the “SAI Primer” section and in the “The Investment Manager and Subadvisers - Potential Conflicts of Interest” in the “Investment Management and Other Services” section of the SAI are hereby removed. The rest of the sections remain the same.
Shareholders should retain this Supplement for future reference.
SUP7950-0003_(02/23)